SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2005

                              KAIROS HOLDINGS INC.
    ------------------------------------------------------------------------
                  Exact Name of Registrant Specified in Charter

  Nevada                              000-27277               88-0503197
  ------                              ----------              ----------
(State or Other Jurisdiction         (Commission              (IRS Employer
of Incorporation)                    File Number)           Identification No.)

           7658 Municipal Dr., Orlando, Florida           32819
         (Address of Principal Executive Offices)       (Zip Code)

                                 (407)-226-6866
               Registrant's telephone number, including area code:
          (Former Name or Former Address, if Changed Since Last Report)

                                ACS HOLDINGS INC.

Item 5.  Other Events and Regulation FD Disclosure

On September 22, 2005 the Company notified the Commission - Division of Investment Management of the withdrawal of the Reg. E Offering currently on file with the Commission.

Item 9.01.  Financial Statement, Pro Forma Financial Information AND
            EXHIBITS.

 (c)  Exhibits.

 99.1   Correspondence to SEC - Division of Investment Management.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     By: /s/ Mark Width
                                             CEO
                                             September 22, 2005

                               EXHIBIT INDEX

EXHIBIT                   DESCRIPTION
-------                   -----------
 99.1                             Correspondence to Investment Management